UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2014

BANKRATE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-35206	65-0423422
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

11760 U.S. Highway One, Suite 200

North Palm Beach, Florida 33408

(Address of principal executive offices)

(561) 630-2400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

In connection with the Consent Solicitation Statement dated November 6, 2014 (the “Consent Solicitation Statement”) in respect of Bankrate, Inc.’s (the “Company”) outstanding 6.125% Senior Notes due 2018 (the “Notes”) issued pursuant to the Indenture, dated as of August 7, 2013 (as amended, supplemented, waived or otherwise modified, the “Indenture”) among the Company, the guarantors party thereto (the “Guarantors”) and Wilmington Trust, National Association, as trustee (the “Trustee”), the Company, the Guarantors and the Trustee entered into a Second Supplemental Indenture to the Indenture (the “Supplemental Indenture”), dated as of November 14, 2014, following receipt of consents with respect to $283,542,000 in aggregate principal amount of Notes.

The Supplemental Indenture modifies the Indenture such that (i) the delivery to the Trustee of financial information relating to the fiscal quarter ended September 30, 2014 (such financial information, the “2014 Q3 Report”) is not required until March 31, 2015, (ii) if the Second Consent Payment (as defined in the Consent Solicitation Statement) is made, the delivery to the Trustee of financial information relating to the fiscal year ended December 31, 2014 (the “2014 Annual Report”) and the delivery of the 2014 Q3 Report will not be required until May 15, 2015, (iii) the delivery of an officer’s certificate detailing any defaults relating to the delayed delivery of the 2014 Q3 Report and the 2014 Annual Report is not required, (iv) the Holders (as defined in the Consent Solicitation Statement) agree to release and waive any default or non-compliance by the Company, the Guarantors and their subsidiaries arising from the failure to timely deliver the 2014 Q3 Report prior to the date of execution of the Supplemental Indenture and (v) the Company is permitted to notify the Holders of the effectiveness of any amendments to the Indenture, including those included in the Supplemental Indenture, by press release rather than direct mail.

This description of the Supplemental Indenture and related matters is not complete and is qualified in its entirety by the actual terms of the Supplemental Indenture, a copy of which is incorporated herein by reference and attached hereto as Exhibit 4.1.

The Company's press release regarding the consent solicitation is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01Financial Statements and Exhibits

(d)Exhibits

The following exhibits are filed herewith:

4.1Supplemental Indenture, dated as of November 14, 2014 among Bankrate, Inc., the guarantors party thereto and Wilmington Trust, National Association, as trustee, relating to the 6.125% Senior Notes due 2018.

99.1Press release dated November 14, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2014	BANKRATE, INC.
	By:	/s/ James R. Gilmartin
James R. Gilmartin VP, General Counsel